UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 18, 2019
Date of Report
(Date of earliest event reported)
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Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400 Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)
(940) 293-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CORE	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 21, 2019, the stockholders of Core-Mark Holding Company, Inc. (the “Company”) approved the adoption of the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan (the “2019 LTIP”), which replaces the Company’s 2010 Long-Term Incentive Plan, as amended. The 2019 LTIP allows the Company to grant, among other things, time-vesting restricted stock unit awards and performance-vesting restricted stock unit awards.
The 2019 LTIP and the forms of restricted stock unit awards and performance-vesting restricted stock unit awards are set forth as exhibits to this report.
Item 9.01     Financial Statements and Exhibits.
(d) The following are filed as exhibits to this report:

Exhibit Number	Description
10.1	Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on May 24, 2019).
10.2	Form of Management Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.
10.3	Form of Management Performance Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.
10.4	Form of Non-Employee Director Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: June 18, 2019	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on May 24, 2019).
10.2	Form of Management Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.
10.3	Form of Management Performance Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.
10.4	Form of Non-Employee Director Restricted Stock Unit Agreement under the Core-Mark Holding Company, Inc. 2019 Long-Term Incentive Plan.